UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2009

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

0-8076	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(513) 534-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This report contains statements about Fifth Third Bancorp (“Fifth Third”) that we believe are “forward-looking statements” within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause our future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically, the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) our ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit our operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in combining the operations of acquired entities; (21) lower than expected gains related to any potential sale of businesses; (22) failure to consummate the sale of a majority interest in Fifth Third’s merchant acquiring and financial institutions processing businesses (the “Processing Business”) or difficulties in separating the Processing Business from Fifth Third; (23) loss of income from any potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (24) ability to secure confidential information through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Item 8.01	Other Events

On June 4, 2009, Fifth Third Bancorp (the “Company”) issued a press release announcing the increase of the aggregate gross sales amount of its Common Shares, no par value (“Common Shares”), to be sold pursuant to its previously announced “at the market” offering, and filed an addendum to its previously filed prospectus supplement to its existing automatic shelf registration statement on file with the Securities and Exchange Commission (the “Commission”) in connection with the increase of the offering. The press release also announced that the Company had completed this offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Common Shares issued under the program will be sold pursuant to an Equity Distribution Agreement, dated May 20, 2009, with Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith incorporated, which was amended by an Amendment No. 1 to the Equity Distribution Agreement, dated June 4, 2009 (the “Amendment” and, with the Equity Distribution Agreement as amended by the Amendment, the “Agreement”). The sole purpose of the Amendment was to increase the aggregate offering price of the Common Shares that may be offered and sold pursuant to the Agreement from $750,000,000 to $1,000,000,000.

Further details regarding the terms of the Agreement are set forth in the Company’s Current Report on Form 8-K that was filed with the Commission on May 20, 2009, which is incorporated herein by reference.

Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s Registration Statement and are incorporated therein by reference.

Also on June 4, 2009, the Company announced that it has amended its filings with the Securities and Exchange Commission and its Offer to Exchange relating to its previously announced offer to exchange shares of its common stock and cash for any and all of its outstanding Depositary Shares each representing a 1/250th interest in a share of 8.50% Non-Cumulative Perpetual Convertible Preferred Stock, Series G (CUSIP No. 316773209). The Company has increased the cash consideration being offered for each set of 250 validly tendered and accepted Depositary Shares from $7,500 to $8,250, such that the maximum cash consideration payable in the Offer to Exchange is increasing from $332,250,000 to $365,475,000. A copy of this press release is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits:

5.1	Opinion of Paul L. Reynolds, Esq. as to the validity of the common shares to be issued pursuant to the equity distribution program.

23.1	Consent of Paul L. Reynolds, Esq. (included in Exhibit 5.1).

99.1.	Amendment No. 1, dated June 4, 2009, to Equity Distribution Agreement dated May 20, 2009 between Fifth Third, Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.2	Press release dated June 4, 2009 relating to the Company’s equity offering

99.3	Press release dated June 4, 2009 relating to the Company’s exchange offer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

June 4, 2009	/s/ ROSS J. KARI
Ross J. Kari
Executive Vice President and Chief Financial Officer